EXHIBIT 10.122

                                VOTING AGREEMENT

         THIS VOTING AGREEMENT is made and entered into as of October __, 2003 (this "AGREEMENT"), by and between Sanders Morris Harris Group, Inc., a Texas corporation (the "PLACEMENT AGENT"), and the undersigned shareholder (the
"SHAREHOLDER") of Tarrant Apparel Group, Inc., a California corporation (the "COMPANY").

                                    RECITALS

         A. In connection with the execution of this Agreement, the Company and certain investors (collectively, the "INVESTORS") are expected to enter into Subscription Agreements (collectively, the "SUBSCRIPTION AGREEMENTS"), which provide for the purchase by the Investors and the sale by the Company of Series A convertible preferred stock, no par value (the "PREFERRED STOCK"), of the Company expected to be issued by the Company on the terms set forth in that certain Memorandum of Terms for Private Placement of Preferred Stock of Tarrant Apparel Group, dated October 8, 2003, between the Company and the Placement Agent (the "PRIVATE PLACEMENT").

         B. The Placement Agent has entered into a Placement Agent Agreement with the Company pursuant to which it has been engaged to act as placement agent for the Company with respect to the Private Placement.

         C. The Shareholder is the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") of the number of shares of the outstanding common stock, no par value ("COMMON STOCK") of the Company set forth on the signature page of this Agreement.

         D. The terms of the Preferred Stock provide for the conversion of the Preferred Stock into Common Stock on a ten-for-one basis (the "CONVERSION") at the election of the holder thereof at any time following approval of the Conversion by the holders of Common Stock.

         E. In connection with the Private Placement, the Company has agreed to use its best efforts to take all actions necessary and advisable and as permitted by law to hold a meeting of the shareholders of the Company at which the holders of Common Stock will consider and vote upon the Conversion and an amendment to the Articles of Incorporation of the Company to increase the authorized number of shares of Common Stock from 35,000,000 to 100,000,000 shares.

         F. In order to induce the Company and the Investors to execute the Subscription Agreements, the Shareholder agrees to restrict the transfer or disposition of any of the Shares (as defined below) and agrees to vote the Shares so as to facilitate the consummation of the Private Placement and the transactions contemplated by the Subscription Agreements and certain related documents. The execution and delivery of this Agreement and of the attached form of irrevocable proxy is a material condition to the Company's and certain of the Investor's willingness to enter into the Subscription Agreements and the Placement Agent's willingness to enter into the Placement Agent Agreement.

                                    AGREEMENT


         NOW, THEREFORE, in consideration of the mutual agreements, covenants, promises, and other representations set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and accepted, the parties hereby agree as follows:

1. CERTAIN DEFINITIONS. Capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Subscription Agreements. For all purposes of and under this Agreement, the following terms shall have the following respective meanings:

         (a) "EXPIRATION DATE" means the earlier of (i) immediately after the time the matters set forth in Section 3 hereof are approved by the shareholders of the Company at a meeting of the shareholders and (ii) five years from the date of this Agreement.

         (b) "PERSON" means any individual, any corporation, limited liability company, general or limited partnership, business trust, unincorporated association or other business organization or entity, or any governmental authority.

         (c) "SHARES" means: (i) all securities of the Company (including all shares of Common Stock of the Company, any preferred stock, all options, warrants and other rights to acquire shares of Common Stock or preferred stock) beneficially owned by Shareholder as of the date of this Agreement and (ii) all additional securities of the Company (including all additional shares of Common Stock and any preferred stock and options, warrants and other rights to acquire shares of Common Stock or preferred stock) of which Shareholder acquires beneficial ownership during the period commencing with the execution and delivery of this Agreement until the Expiration Date.

         (d) A Person shall be deemed to have effected a "TRANSFER" of a security if such person directly or indirectly (i) sells, pledges, encumbers, grants an option with respect to, transfers or otherwise disposes of such security or any interest therein, other than pursuant to an agreement or commitment in effect prior to execution and delivery of this Agreement, or (ii) enters into an agreement or commitment providing for the sale of, pledge of, encumbrance of, grant of an option with respect to, transfer of or disposition of such security or any interest therein, other than to the extent required pursuant to an agreement or commitment in effect prior to execution and delivery of this Agreement.

2.       TRANSFER OF SHARES.

         (a) TRANSFER RESTRICTIONS. The Shareholder hereby agrees that, at all times during the period commencing with the execution and delivery of this Agreement until the Expiration Date, the Shareholder shall not cause or permit any Transfer of any of the Shares to be effected, or discuss, negotiate, or make any offer regarding any Transfer of any of the Shares.

         (b) TRANSFER OF VOTING RIGHTS. The Shareholder hereby agrees that, at all times commencing with the execution and delivery of this Agreement until the Expiration Date, the


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


Shareholder shall not deposit, or permit the deposit of, any Shares in a voting trust, grant any proxy in respect of the Shares, or enter into any voting agreement or similar arrangement or commitment with respect to any of the Shares, in each case to the extent in contravention of the obligations of the Shareholder under this Agreement.

3. AGREEMENT TO VOTE SHARES. Until the Expiration Date, at every meeting of shareholders of the Company called with respect to any of the following, and at every adjournment or postponement thereof, and on every action or approval by written consent of shareholders of the Company with respect to any of the following, the Shareholder shall vote, to the extent not voted by the person(s) appointed under the Proxy (as defined in SECTION 4 hereof), the Shares or cause the Shares to be voted:

         (a) in favor of issuance of shares of Common Stock upon the conversion or exercise of the Preferred Stock, and in favor of each of the other actions contemplated by the Subscription Agreements and any action required in furtherance thereof; and

         (b) in favor of the amendment of the Articles of Incorporation of the Company to increase the number of authorized shares of Common Stock from 35,000,000 to 100,000,000 shares.

Prior to the Expiration Date, the Shareholder shall not enter into any agreement or understanding with any person to vote or give instructions in any manner inconsistent with the terms of this SECTION 3. The Shareholder agrees to be present, in person or by proxy, at all meetings of the shareholders of the Company and at any adjournment thereof at which the Conversion is put to a vote. Where Shares are beneficially owned by the Shareholder but not registered in the Shareholder's name, the Shareholder will cause such Shares to be voted in accordance with this SECTION 3, including without limitation, the Shareholder shall issue an irrevocable instruction to the record holder of such Shares regarding the voting of such Shares pursuant to this Agreement.

4. IRREVOCABLE PROXY. Concurrently with the execution of this Agreement, the Shareholder agrees to deliver to the Placement Agent a proxy in the form attached hereto as EXHIBIT A (the "PROXY"), which shall be irrevocable to the fullest extent permissible by applicable law, with respect to the Shares.

5. REPRESENTATIONS AND WARRANTIES OF SHAREHOLDER. The Shareholder hereby represents and warrants to the Placement Agent that, as of the date hereof and at all times until the Expiration Date:

         (a) the Shareholder is (and will be) the beneficial owner of the Shares set forth on the signature page of this Agreement;

         (b) the Shares are (and will be) free and clear of any liens, pledges, security interests, claims, options, rights of first refusal, co-sale rights, charges or other encumbrances of any kind or nature ("LIENS"), other than Liens in existence prior to execution and delivery of this Agreement;

         (c) the Shareholder does not beneficially own any securities of the Company other than as set forth on the signature page of this Agreement; and

         (d) the Shareholder has (and will have) full power and authority to make, enter into and carry out the terms of this Agreement and the Proxy.

6. LEGENDING OF SHARES. If so requested by the Placement Agent, the Shareholder hereby agrees that the Shares shall bear a legend stating that they are subject to this Agreement and to the Proxy.

7. TERMINATION. This Agreement and the Proxy shall terminate and be of no further force or effect as of the Expiration Date.

8.       MISCELLANEOUS.

         (a) WAIVER. No waiver by any party hereto of any condition or any breach of any term or provision set forth in this Agreement shall be effective unless in writing and signed by each party hereto. The waiver of a condition or any breach of any term or provision of this Agreement shall not operate as or be construed to be a waiver of any other previous or subsequent breach of any term or provision of this Agreement.

         (b) SEVERABILITY. In the event that any term, provision, covenant or restriction set forth in this Agreement, or the application of any such term, provision, covenant or restriction to any person, entity or set of circumstances, shall be determined by a court of competent jurisdiction to be invalid, unlawful, void or unenforceable to any extent, the remainder of the terms, provisions, covenants, and restrictions set forth in this Agreement, and the application of such terms, provisions, covenants, and restrictions to persons, entities, or circumstances other than those as to which it is determined to be invalid, unlawful, void or unenforceable, shall remain in full force and effect, shall not be impaired, invalidated, or otherwise affected and shall continue to be valid and enforceable to the fullest extent permitted by applicable law. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business, and other purposes of such void or unenforceable provision.

         (c) BINDING EFFECT; ASSIGNMENT. This Agreement and all of the terms and provisions hereof shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the Shareholder may be assigned to any other Person without the prior written consent of the Placement Agent.

         (d) AMENDMENTS. This Agreement may not be modified, amended, altered, or supplemented, except upon the execution and delivery of a written agreement executed by each of the parties hereto.

         (e) SPECIFIC PERFORMANCE; INJUNCTIVE RELIEF. Each of the parties hereto hereby acknowledges that (i) the representations, warranties, covenants, and restrictions set forth in this Agreement are necessary, fundamental, and required for the protection of the Company, the

Placement Agent, and the Investors and to preserve for the Company and the Investors the benefits of the Private Placement, the Subscription Agreements, and the transactions contemplated thereby; (ii) such covenants relate to matters which are of a special, unique, and extraordinary character that gives each such representation, warranty, covenant, and restriction a special, unique, and extraordinary value; and (iii) a breach of any such representation, warranty, covenant, or restriction, or any other term or provision of this Agreement, will result in irreparable harm and damages to the Placement Agent and the Investors, which cannot be adequately compensated by a monetary award. Accordingly, the Placement Agent and the Shareholder hereby expressly agree that in addition to all other remedies available at law or in equity, the Placement Agent and the Investors shall be entitled to the immediate remedy of specific performance, a temporary and/or permanent restraining order, preliminary injunction, or such other form of injunctive or equitable relief as may be used by any court of competent jurisdiction to restrain or enjoin any of the parties hereto from breaching any representations, warranties, covenants, or restrictions set forth in this Agreement, or to specifically enforce the terms and provisions hereof.

         (f) GOVERNING LAW. This Agreement shall be governed by and construed, interpreted and enforced in accordance with the internal laws of California without giving effect to any choice or conflict of law provision, rule or principle (whether of California or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than California.

         (g) ENTIRE AGREEMENT. This Agreement and the Proxy and the other agreements referred to in this Agreement set forth the entire agreement and understanding of the Placement agent and the Shareholder with respect to the subject matter hereof and thereof, and supersede all prior discussions, agreements and understandings between the Placement Agent and the Shareholder, both oral and written, with respect to the subject matter hereof and thereof.

         (h) NOTICES. All notices and other communications pursuant to this Agreement shall be in writing and deemed to be sufficient if contained in a written instrument and shall be deemed given if delivered personally, telecopied, sent by nationally-recognized overnight courier or mailed by registered or certified mail (return receipt requested), postage prepaid, to the respective parties at the following address (or at such other address for a party as shall be specified by like notice):


         If to the Placement Agent: Sanders Morris Harris Inc.

                                    600 Travis, Suite 3100
                                    Houston, Texas 77002
                                    Attention: President
                                    Fax: (713) 224-1101

         with a copy to:            Thompson & Knight, LLP
                                    333 Clay Street, Suite 3300
                                    Houston, Texas 77002
                                    Attention: John T. Unger
                                    Fax: (832) 397-8033


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


         If to the Shareholder:     To the address for notice set forth on the
                                    signature page hereof.

         (i) FURTHER ASSURANCES. The Shareholder (in its, his, or her capacity as such) shall execute and deliver any additional certificate, instruments, and other documents, and take any additional actions, as the Placement Agent may deem necessary or desirable, in the reasonable opinion of the Placement Agent, to carry out and effectuate the purpose and intent of this Agreement.

         (j) ATTORNEYS' FEES AND EXPENSES. If any action or other proceeding relating to the enforcement of any provision of this Agreement is brought by either party, the prevailing party shall be entitled to recover reasonable attorneys' fees, costs and disbursements (in addition to any other relief to which the prevailing party may be entitled).

         (k) HEADINGS. The section headings set forth in this Agreement are for convenience of reference only and shall not affect the construction or interpretation of this Agreement in any manner.

         (l) COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

         (m)      WAIVER  OF JURY  TRIAL.  EACH  OF THE  PARTIES  HERETO  HEREBY
IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY AND ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF ANY PARTY HERETO IN NEGOTIATION, ADMINISTRATION, PERFORMANCE, OR ENFORCEMENT HEREOF.

                  [Remainder of Page Intentionally Left Blank]


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


         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed as of the date first written above.

SANDERS MORRIS HARRIS INC.                   STOCKHOLDER:

By:                                          By:
        ----------------------------                 ---------------------------

Name:                                        Name:
        ----------------------------                 ---------------------------

Title:                                       Title:
        ----------------------------                 ---------------------------


                                             Address:

                                             -----------------------------------

                                             -----------------------------------

                                             -----------------------------------

                                             Telephone:
                                                        ------------------------
                                             Facsimile Number:
                                                               -----------------
                                             Shares Beneficially Owned:

                                                         shares of Common Stock
                                             -----------

                                                         shares of Common Stock
                                             ----------- underlying Options


                                                         shares of Common Stock
                                             ----------- underlying other
                                                         Securities

                                                                       EXHIBIT A
                                IRREVOCABLE PROXY

         The undersigned shareholder ("SHAREHOLDER") of Tarrant Apparel Group, a California corporation (the "COMPANY"), hereby irrevocably (to the fullest extent permitted by law) appoints Sanders Morris Harris Inc., a Texas corporation, as the sole and exclusive attorney and proxy of Shareholder, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the full extent that the undersigned is entitled to do so) with respect to all of the shares of capital stock of the Company that now are or hereafter may be beneficially owned by Shareholder, and any and all other shares or securities of the Company issued or issuable in respect thereof on or after the date hereof (collectively, the "SHARES") in accordance with the terms of this Irrevocable Proxy. The Shares beneficially owned by Shareholder as of the date of this Proxy are listed on the final page of this Proxy. Shareholder hereby agrees not to grant any subsequent proxies with respect to the Shares until after the Expiration Date (as defined below).

         This Proxy is irrevocable (to the fullest extent permitted by law), is coupled with an interest and is granted pursuant to that certain Voting Agreement of even date herewith by and between Sanders Morris Harris Inc. and Shareholder (the "VOTING AGREEMENT"). As used herein, the term "EXPIRATION DATE" means the earlier of (i) the date the matters set forth in Section 3 of the Voting Agreement are approved by the shareholders of the Company at a meeting of the shareholders and (ii) five years from the date of the Voting Agreement.

         The attorneys and proxies named above, and each of them, are hereby authorized and empowered by the undersigned, at any time prior to the Expiration Date, to act as the undersigned's attorney and proxy to vote the Shares, and to exercise all voting, consent, and similar rights of the undersigned with respect to the Shares (including, without limitation, the power to execute and deliver written consents and proxies) at every annual, special, adjourned, or postponed meeting of shareholders of the Company and in every written consent in lieu of such meeting: (a) in favor of issuance of shares of Common Stock upon the conversion or exercise of the Preferred Stock (as defined in the Voting Agreement), and in favor of each of the other actions contemplated by the Subscription Agreement and any action required in furtherance thereof; and (b) in favor of the amendment of the Articles of Incorporation of the Company to increase the number of authorized shares from 35,000,000 to 100,000,000 shares.

         The attorneys and proxies named above may not exercise this Proxy on any other matter except as provided above, and the Shareholder may vote the Shares on all such other matters.

         Any obligation of Shareholder hereunder shall be binding upon the successors and assigns of Shareholder.

         This Proxy is irrevocable (to the fullest extent permitted by law). This Proxy shall terminate, and be of no further force and effect, automatically upon the Expiration Date.

                  [Remainder of page intentionally left blank]

                                             STOCKHOLDER:

                                             By:
                                                     ---------------------------

                                             Name:
                                                     ---------------------------

                                             Title:
                                                     ---------------------------


                                             Address:

                                             -----------------------------------

                                             -----------------------------------

                                             -----------------------------------

                                             Telephone:
                                                        ------------------------
                                             Facsimile Number:
                                                               -----------------
                                             Shares Beneficially Owned:

                                                         shares of Common Stock
                                             -----------

                                                         shares of Common Stock
                                             ----------- underlying Options


                                                         shares of Common Stock
                                             ----------- underlying other
                                                         Securities


                                       2